UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2023

FORUM MERGER IV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40230	86-1556509
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, Florida 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	FMIVU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMIV	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FMIVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Press Release

On February 14, 2023, Forum Merger IV Corporation (“FMIV” or the “Company”) issued a press release announcing that its board of directors has elected to extend the date by which FMIV has to consummate a business combination from March 22, 2023 up to an additional eight months to November 22, 2023 (the “Extension”, and such later date after March 22, 2023, the “Extended Date”), as permitted under FMIV’s amended and restated certificate of incorporation (the “charter”). In connection with the Extension, the Company filed a definitive proxy statement (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with a special meeting of the Company’s stockholders to be held on March 7, 2023 (the “Special Meeting”) to consider and vote on, among other proposals, to amend the charter to allow for the Extension.

FMIV has determined to clarify in the Definitive Proxy Statement that funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act of 2022.

In connection with the Extension, FMIV announced that it intends to deposit the lesser of $175,000 or $0.05 for each public share then outstanding, which the Company shall deposit into the trust account at the beginning of each month, as more fully described in the Definitive Proxy Statement.

The Extension will provide FMIV with additional time to complete a business combination. The Company also disclosed that it had entered into a letter of intent with a target (the “LOI Target”) that is non-binding with respect to all its material terms, except with respect to provisions regarding a limited period of exclusivity. The LOI Target is a profitable and growing company in the online gaming industry, providing its customers with an expansive portfolio of digital gaming products and services. Subject to completion of its related audit, for the calendar year ended December 31, 2022, the LOI Target expects adjusted revenue in excess of $300 million and expects adjusted EBITDA margins of approximately 30%. The LOI Target also expects strong free cash flow conversion for fiscal year 2023 substantially in excess of 2022 levels. The execution and negotiation of a definitive business combination agreement is subject to several conditions, including the completion of due diligence, securing certain concurrent financing and negotiation and preparation of related definitive documentation. The Company cannot assure stockholders that it will be able to enter into a definitive business combination agreement with the LOI Target on terms acceptable to the Company or the LOI Target prior to the Extended Date. In the event the Company and the LOI Target enter into a business combination agreement and related definitive documents, the Company can also not provide any assurance that the business combination agreement will be consummated prior to the Extended Date.

In connection with the Extension, FMIV has determined to clarify in the Definitive Proxy Statement that the redemption deadline is on March 3, 2023, which is two business days prior to the vote at the Special Meeting on March 7, 2023.

There can be no assurance that the Company’s stockholders will approve the proposal for the Extension and the other proposals included the Definitive Proxy Statement at the Special Meeting, and if such approvals are not obtained the Company will redeem the public shares pursuant to the terms the charter and the Company’s trust agreement.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this Current Report on Form 8-K.

A copy of the press release issued by the Company is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Supplement to the Definitive Proxy Statement

On February 10, 2023, the Company filed the Definitive Proxy Statement to consider and vote on, among other proposals, the Extension.

The Company has determined to clarify in the Definitive Proxy Statement that funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the Inflation Reduction Act of 2022. In connection with the Extension, the Company has also determined to clarify in the Definitive Proxy Statement that the redemption deadline is on March 3, 2023, which is two business days prior to the vote at the Special Meeting on March 7, 2023. Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described herein.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The Company is providing additional information to its stockholders, as described in this supplement to the Definitive Proxy Statement filed with the United States Securities and Exchange Commission on February 10, 2023, in connection with the Special Meeting to be held on March 7, 2023. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement and all page references are to pages in the Definitive Proxy Statement. The Company makes the following amended and supplemental disclosures:

Certain disclosure in the Letter to Stockholders and Notice of Special Meeting and on pages 11 and 36 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

Pursuant to the charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 10:00 a.m., Eastern Time, on March 3~~5~~, 2023 (two business days prior to the vote at the special meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Certain disclosure on page 12 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 10:00 a.m., Eastern Time, on March 3~~5~~, 2023 (two business days prior to the vote at the special meeting).

Certain disclosure on page 13 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

As described under “The Extension Amendment Proposal — Redemption Rights,” if the Current Outside Date (currently March 22, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Funds in trust, including any interest thereon, will not be used, now or in the future, to pay for any Excise Tax imposed under the IR Act~~In order to mitigate the current uncertainty surrounding the implementation of the IR Act, in the event that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Liquidation Amendment Proposal are approved and implemented as described in the this proxy statement, funds in trust, including any interest earned thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions that occur prior to or in connection with a business combination or liquidation of the Company~~.

Certain disclosure on page 36 of the Definitive Proxy Statement is hereby amended and restated to read as follows:

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 10:00 A.M. EASTERN TIME ON MARCH 3~~5~~, 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Certain disclosure on page 47 of the Definitive Proxy Statement is hereby deleted as follows:

~~If the Company is unable to consummate a business combination by or before March 22, 2023, there is a significant risk that a redemption of the public shares will be subject to the 1% excise tax applicable to stock repurchases by U.S. public companies pursuant to the Inflation Reduction Act of 2022. The application of the excise tax to any redemptions the Company makes after December 31, 2022, could potentially reduce the per-share amount that public stockholders would otherwise be entitled to receive. And could cause a reduction in the cash available on hand to complete a business combination and limit our ability to complete a business combination.~~

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC the Definitive Proxy Statement in connection with the Special Meeting to consider and vote upon the Extension and other matters and, beginning on February 10, 2023, mailed the Definitive Proxy Statement and other relevant documents to its stockholders as of the February 3, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Definitive Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Definitive Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali LLC, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to FMIV.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 14, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER IV CORPORATION

By:	/s/ David Boris
	Name:	David Boris
	Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: February 14, 2023

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